UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2002


     MERISTAR HOSPITALITY
  OPERATING PARTNERSHIP, L.P.                 MERISTAR HOSPITALITY FINANCE CORP
(Exact name of registrant as                    (Exact name of registrant as
   specified in its Charter)                      specified in its Charter)

         DELAWARE                                       DELAWARE
  (State of Incorporation)                      (State of Incorporation)

         75-2648837                                     52-2321015
(IRS Employer Identification No.)              (IRS Employer Identification No.)


  MERISTAR HOSPITALITY FINANCE CORP II     MERISTAR HOSPITALITY FINANCE CORP III
(Exact name of registrant as                    (Exact name of registrant as
   specified in its Charter)                      specified in its Charter)

         DELAWARE                                       DELAWARE
  (State of Incorporation)                      (State of Incorporation)

         73-1658708                                     46-0467463
(IRS Employer Identification No.)              (IRS Employer Identification No.)


                           1010 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20007
                                 (202) 965-4455
                   (Address, including zip code, and telephone
                    number, including area code, of Principal
               Executive Offices of all of the above registrants)


       Registrant's telephone number, including area code: (202) 295-1000

ITEM 5.  OTHER EVENTS

         On October 30, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2002
                               MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                               BY: MERISTAR HOSPITALITY CORPORATION,
                                   ITS GENERAL PARTNER

                               BY: /s/ Christopher L. Bennett
                                   --------------------------------------
                                   Name:  Christopher L. Bennett
                                   Title: Senior Vice President and
                                          General Counsel


                               MERISTAR HOSPITALITY FINANCE CORP.

                               BY: /s/ Christopher L. Bennett
                                   --------------------------------------
                                   Name:  Christopher L. Bennett
                                   Title: Senior Vice President and
                                          General Counsel


                               MERISTAR HOSPITALITY FINANCE CORP. II

                               BY: /s/ Christopher L. Bennett
                                   --------------------------------------
                                   Name:  Christopher L. Bennett
                                   Title: Senior Vice President and
                                          General Counsel


                               MERISTAR HOSPITALITY FINANCE CORP. III

                               BY: /s/ Christopher L. Bennett
                                   --------------------------------------
                                   Name:  Christopher L. Bennett
                                   Title: Senior Vice President and
                                          General Counsel

                                  EXHIBIT INDEX



Exhibit          Description
-------          -----------

99.1             Press Release, dated as of October 30, 2002.